UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2005

                          Republic First Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


      Pennsylvania                      0-17007                 23-2486815
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File No.)      I.R.S. Employer
incorporation or organization)                              Identification No.)


      1608 Walnut Street, Suite 1000, Philadelphia, PA             19103
--------------------------------------------------------------------------------
          (Address of principal executive offices)              (Zip Code)

                                 (215)-735-4422
        ---------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
        ----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operations and Financial Condition.

On July 20, 2005, Republic First Bancorp, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter ending June 30, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release issued July 20, 2005 regarding financial results for the fiscal quarter ended June 30, 2005.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          REPUBLIC FIRST BANCORP, INC.


Dated: July 20, 2005                      ------------------------------
                                          Name: Paul Frenkiel
                                          Title: Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                   Description

99.1                Press Release dated July 20, 2005.



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